N-2	Apr. 09, 2026
Cover [Abstract]
Entity Central Index Key	0001858660
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	USVC VENTURE CAPITAL ACCESS FUND
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]

The following subsection is added before the “Investment Objective, Principal Strategies, Methodology and Policies – The Fund May Change Its Investment Objective, Strategies, Policies, Restrictions, and Techniques” section:

The Investment Process

The Investment Adviser’s Investment Committee (the “Investment Committee”) serves as a governance and oversight body for investment decisions made on behalf of the Fund and provides structured decision-making, risk management and conflict-of-interest controls for the Fund. The Investment Committee conducts a strategy review at least twice per calendar year, covering portfolio composition, performance attribution, concentration, and risk parameter compliance, pipeline, and any recommended changes to the strategy framework.

The Investment Committee currently consists of three voting members, Ankur Nagpal, Naval Ravikant and Erik Syvertsen. Naval Ravikant currently serves as the Chairman of the Investment Committee. Subject to the Fund’s investment objectives, restrictions and the strategy framework approved by the Investment Committee, the Fund’s portfolio manager, Ankur Nagpal, selects and evaluates individual Investment Vehicles and Portfolio Companies.

The “Management of the Fund – Portfolio Manager” section is deleted in its entirety and replaced with the following:

Portfolio Management Team

The Investment Adviser’s Portfolio Management Team is principally responsible for the investment management of the Fund. The Fund is also supported by the Investment Committee. See below for biographies of the portfolio manager and the other members of the Investment Committee.

Portfolio Manager

Ankur Nagpal. Ankur Nagpal serves as USVC’s portfolio manager and as a member of the Investment Committee. Mr. Nagpal has experience as both an investor and founder. He is the Founding Partner of Vibe Capital, a venture fund through which he has invested in more than 200 early-stage technology companies globally across two funds totaling over $60 million. Mr. Nagpal is also a serial entrepreneur. He founded Teachable, Inc., a platform for creators, which he sold for $250 million in 2020, and Carry Technologies, Inc. (“Carry”), a financial technology company supporting retirement account investing. He holds a Bachelor of Arts and Bachelor of Science in Economics, Electrical Engineering, and Computer Science from the University of California, Berkeley.

Other Investment Committee Members

Naval Ravikant. Naval Ravikant is the Chairman of the Fund’s Investment Committee. Mr. Ravikant is the co-founder and Chairman of AngelList, manager of multiple VC funds, and an early-stage investor in companies including Uber, Twitter, and Notion. Mr. Ravikant holds a Bachelor of Science in Computer Science and Economics from Dartmouth College.

Erik Syvertsen. Erik Syvertsen serves as Chair of the Board of Trustees of the Fund, Chief Executive Officer of the Fund and a member of the Investment Committee. Mr. Syvertsen also serves as Chief Legal Officer of AngelList and Chief Executive Officer of the Investment Adviser. Mr. Syvertsen holds an M.B.A. from Columbia Business School and received a J.D., cum laude, from Benjamin N. Cardozo School of Law.